UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 5, 2011

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442
(Address of principal executive offices)             (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 9, 2011, Select Comfort Corporation (the “Company”) announced that Wendy Schoppert, the Company’s Senior Vice President and Chief Information Officer, has been appointed Chief Financial Officer (CFO), effective June 6, 2011.  Schoppert succeeds Jim Raabe, who informed the Company on May 5, 2011 of his intent to resign his position, effective as of June 3, 2011, to accept the role of CFO at Lindsay Corporation, a leading provider of irrigation systems and infrastructure products based in Omaha, Nebraska.

Ms. Schoppert is an experienced finance and operating executive, who joined Select Comfort in 2005.  During her time at the Company, Schoppert has served in a variety of senior-level leadership positions, including her current role as Chief Information Officer and interim Chief Marketing Officer.  Prior to becoming CIO in 2008, Schoppert was Senior Vice President leading the company’s international business.  Ms. Schoppert has also held the position of Senior Vice President and General Manager of New Channel Development and Strategy.

As of the time of the filing of this report, the Company has not entered into any material plan, contract, or arrangement to which Ms. Schoppert is a party or in which she participates, or any material amendment, in connection with the appointment described above.  In the event of such a material plan, contract or arrangement, or material amendment, the Company will file an amendment to this report within four business days thereof.

ITEM 7.01.  REGULATION FD DISCLOSURE.

A copy of the press release announcing Ms. Schoppert’s appointment as CFO and Mr. Raabe’s resignation is attached hereto as Exhibit 99.1.

The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K.  Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release, dated May 9, 2011 (furnished pursuant to Item 7.01 hereof)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: May 9, 2011	By:
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.                                Description

99.1	Press Release, dated May 9, 2011 (furnished pursuant to Item 7.01 hereof)